2nd Quarter 2026 Investor Presentation

This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but instead are based on certain assumptions including statements with respect to the Company's beliefs, plans, objectives, goals, expectations, assumptions and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by forward-looking statements. The factors that could result in material differentiation include, but are not limited to expected revenues, cost savings, synergies and other benefits from merger and acquisition activities might not be realized to the extent anticipated, within the anticipated time frames, or at all, costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected, and goodwill impairment charges might be incurred; increased competitive pressures among financial services companies; changes in the interest rate environment; changes in general economic conditions, both nationally and in our market areas; the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; natural disasters; legislative and regulatory changes; and the effects of inflation, a potential recession, and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on the Company's website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this press release or in the documents the Company files with or furnishes to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions, the factors described above or other factors that management cannot foresee. The Company does not undertake, and specifically disclaims any obligation, to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Forward Looking Statements 2

Founded: 1926 Locations: 32 Employees: 585 Headquarters: Asheville, NC NYSE: HTB Overview $4.4B Assets1 $3.6B Loans1 $3.6B Deposits1 145% Price to TBV2 928,047 Total Shares Repurchased LTM1,3 $814MM Market Cap2 74,823 TTM Average Daily Volume2 16,727,821 Outstanding Shares1 1. Financial data as of June 30, 2026 2. Market data as of July 15, 2026 3. See “Capital Strategy” slide for further information on shares repurchased. 3

One of the Top 50 Community Banks two years in a row - 2023 and 2024 One of the Top 100 Best Banks three years in a row - 2024 - 2026 One of the Top 100 Best U.S. Banks less than $5 billion two years in a row – 2024 and 2025 4 Our Goal Become a High-Performing, Regional Community Bank One of only ten returning banks recognized for consistent earnings growth over the past 10 years, two years in a row – 2025 and 2026 2026

Become a regionally & nationally recognized Best Place to Work The Strategy to Reach Our Goal 5

$27.73 $28.57 $29.24 $30.00 $30.92 $31.83 $32.56 $33.02 $33.67 $27.73 $28.57 $29.24 $30.01 $30.95 $31.83 $32.70 $33.34 $33.79 $26.00 $27.00 $28.00 $29.00 $30.00 $31.00 $32.00 $33.00 $34.00 $35.00 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 TBV per Share TBV per Share, Adjusted* *Adjusted to remove the effect of stock buybacks. See Appendix – Non-GAAP Reconciliation. Double-Digit Growth in Tangible Book Value Per Share TBV per Share +10.2% CAGR over last 24 months 6 TBV per Share, Adjusted* +10.4% CAGR over last 24 months

1.01% 1.30% 1.26% 1.43% 1.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 2022 2023 2024 2025 Q2 2026* Adjusted ROA +12.0% CAGR over last 3.5 years Double-Digit Growth in Adjusted Return on Assets * Period reflects calendar year to date data. See Appendix – Non-GAAP Reconciliation. 7

Focused Deposit Growth Capital Management Organizational Maturity Strategic Framework High Performance Best Place to Work Added Shareholder Value Engaged Employees Collaborative Culture Great Markets for Business Strong Balance Sheet Foundation Priorities Goals 8

Key Investment Highlights Footprint in attractive metro markets experiencing growth rates above the national average (See Pages 11-13) Compelling commercial bank products and proven team (See Pages 8, 10, 13-19) • Diversified lines of business and loan portfolio • Strong experienced team of revenue producers with local market knowledge • Attractive core deposit mix and cost • Refreshed leadership team with extensive banking and merger/acquisition experience Our stock represents a value when compared to our peers (See Page 24) Strong profitability and capital position (See Pages 7, 20-23, 25-26) • Top quartile financial performance and superior interest margin • Proven ability to generate noninterest income • Continued expense rationalization • Resilient tangible book value growth with minimal AOCI effect • Robust capital position to support continued growth Strong asset quality and credit discipline to support further growth (See Page 21) 9

*The years identified above reflect the years these individuals joined the Company. 10 C. Hunter Westbrook President & CEO (2012) Charles F. Sivley Jr. Chief Technology Officer (2024) John Sprink Commercial Banking Group Exec. (2014) Kevin M. Nunley Chief Credit Officer (2020) Kristin Y. Powell Consumer & Business Banking Group Executive (2015) Lora Jex Chief Risk Officer (2023) Megan Pelletier Chief Operations & People Officer (2022) Tony J. VunCannon CFO, Corporate Secretary & Treasurer (1992) Experienced Leadership Team

Strong Southeast Footprint Source: S&P Global Market Intelligence for MSA Demographics Raleigh 8.3% Population Growth 13.3% HH Income Growth Charlotte 7.2% Population Growth 13.2% HH Income Growth Atlanta 4.2% Population Growth 11.4% HH Income Growth Greenville 6.7% Population Growth 14.3% HH Income Growth (2026 to 2031 Projected Changes) Charleston 7.5% Population Growth 13.3% HH Income Growth 11 2. 3. 7. 9. 23. North Carolina Virginia Georgia Tennessee South Carolina2026 Attractive metro markets experiencing growth rates well above the national average (2.6%)

Source: Retirement Living 2025 12 3. 5. 7. 8. 32. North Carolina South Carolina Georgia Tennessee Virginia Continued Southeast Migration

Business Banking Business Banking Centers SBA Lending Community Association Banking Small Business Banking Consumer Banking Commercial Commercial Real Estate Commercial & Industrial Middle Market Banking Equipment & Municipal Finance Treasury Management Services Retail Banking Market Teams Consumer Banking Digital Banking Mortgage Banking Investment Services Professional Banking HELOCs Originated for Sale Primary Lines of Business 13

“Branch-Lite” Business Banking Centers “Branch Heavy” Consumer Markets Asheville Roanoke Tri-Cities Branch Manager & Consumer Banker Introducing Micro-Business Loans Atlanta Charlotte Greenville Raleigh Branch Manager & Small Business Banker Small Business Banking & Professional Banking 14 Hybrid Branch Strategy

Commercial RE (NOO) 28% Commercial RE (OO) 15% Construction and Development 10% Other Commercial 16% Equipment Finance 7% 1-4 Family 17% HELOCs and Other Consumer 7% Diversified Loan Portfolio 15 Total Loans $3,622,244 (Dollars in thousands, as of June 30, 2026) With Low Concentration Risk

$- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 Hospitality Healthcare Other Multifamily Office Shopping Centers Industrial Other Retail Non-Owner Occupied CRE NOO CRE – Office Top 5 loans: $15,905,000 $6,199,000 $6,190,000 $4,780,000 $4,736,000 Total - $37,810,000 (35% of the portfolio) 16 (Dollars in thousands, as of June 30, 2026)

C&I 34% Hotel 28% Retail 22% Other 12% Office 4% SBA Portfolio Total Balance $145,397 Guaranteed Balance $49,876 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $- $1,500 $3,000 $4,500 $6,000 $7,500 $9,000 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 Classified SBA Loans Unguaranteed Balance % of SBA Portfolio 17 SBA Loan Portfolio (Dollars in thousands, as of June 30, 2026)

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $2,000 $4,000 $6,000 $8,000 $10,000 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 Classified EF Loans 1 Loan Balance % of EF Portfolio 18 Equipment Finance Portfolio (Dollars in thousands, as of June 30, 2026) Construction 26% Other 19% Healthcare 16% Manufacturing 18% Other Transport 11% Over the Road Transport 10% Total Balance $260,670 1. The average loan balance of classified EF loans was $63 as of June 30, 2026. Due to pressure in the transportation sector, in particular over-the-road trucking, we elected to cease further originations within the sector as of 12/31/23, when the total balance stood at $121.4 million. As a result of our efforts to closely manage the portfolio, the balance has paid down to $25.2 million as of 6/30/26.

Noninterest- bearing 21% NOW 15% Money Market/Savings 44% Time Deposits 20% 2.05% 2.06% 2.00% 1.85% 1.73% 1.25% 1.50% 1.75% 2.00% 2.25% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Cost of Deposits Deposit Franchise 19 (Dollars in thousands, as of June 30, 2026) Total Deposits $3,606,847

$1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2022 2023 2024 2025 2026 Adjusted Earnings Performance Adj. Net Income (Annualized) Adj. Net Income Adj. Diluted EPS (Annualized) Top Quartile Profitability Metrics (Dollars in thousands, by year) 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% 1.45% 1.65% 2022 2023 2024 2025 Q2 2026* Adjusted Return on Assets 55% 57% 59% 61% 63% 65% 2022 2023 2024 2025 Q2 2026* Adjusted Efficiency Ratio 2% 4% 6% 8% 10% 12% 14% 2022 2023 2024 2025 Q2 2026* Adjusted Return on Average Tangible Common Equity * Period reflects calendar year to date data See Appendix – Non-GAAP Reconciliation 20

0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2022 2023 2024 2025 2026 Net Charge-Offs (“NCO”) and NCO to Average Loans NCOs (Annualized) NCOs NCO/Avg. Loans Solid Asset Quality and Credit Discipline to Support Loan Growth (Dollars in thousands) 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 12/31/22 12/31/23 12/31/24 12/31/25 6/30/26 Nonperforming Loans to Total Loans Nonperforming Loans Govt Guaranteed 21 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 12/31/22 12/31/23 12/31/24 12/31/25 6/30/26 Allowance for Credit Losses (“ACL”) and ACL to Total Loans ACL ACL/Total Loans 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 12/31/22 12/31/23 12/31/24 12/31/25 6/30/26 Nonperforming Assets to Total Assets Nonperforming Assets Govt Guaranteed

Strong Capital Position to Support Continued Growth (Dollars in thousands) 7% 8% 9% 10% 11% 12% 13% 14% 15% 12/31/22 12/31/23 12/31/24 12/31/25 6/30/26 Tier I Capital (to Risk-Weighted Assets) 9% 10% 11% 12% 13% 14% 15% 16% 12/31/22 12/31/23 12/31/24 12/31/25 6/30/26 Total Risk-Based Capital (to Risk-Weighted Assets) 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 12/31/22 12/31/23 12/31/24 12/31/25 6/30/26 Common Equity Tier I Capital (to Risk-Weighted Assets) 4% 6% 8% 10% 12% 14% 12/31/22 12/31/23 12/31/24 12/31/25 6/30/26 Tier I Capital (to Total Adjusted Assets) 22

Capital Strategy 10% 12% 14% 16% 18% 20% $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 2022 2023 2024 2025 2026 Cash Dividends Dividend/Share Annualized* Dividend/Share Dividend Payout Ratio* 60% 80% 100% 120% 140% 160% $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 12/31/22 12/31/23 12/31/24 12/31/25 6/30/26 Market Price and Price to Tangible Book Market Price per Share Price to Tangible Book 23 Stock Buyback Avg. Price per ShareTotal Shares RepurchasedPeriod $46.31153,606Q2 2026 $42.85533,240Q1 2026 $42.19241,201Q4 2025 --------------Q3 2025 $43.25928,047Total On 12/16/25, the Company's Board of Directors authorized the repurchase of 870,000 shares or approximately 5% of the Company’s outstanding shares. As of 6/30/26, there were 91,897 shares, or 0.5% of outstanding shares, available to be repurchased. *Reflects the payment of cash dividends of $0.15 for the remainder of 2026 consistent with the announced cash dividend payable on May 28, 2026.

1.14 2.88 Peer 17 Peer 12 Peer 16 Peer 10 Peer 15 Peer 14 Peer 2 Peer 4 Peer 13 Peer 6 Peer 8 Peer 3 Peer 11 Peer 7 Peer 5 Peer 1 1.29 2.65 Peer 16 Peer 15 Peer 17 Peer 12 Peer 10 Peer 2 Peer 14 Peer 4 Peer 13 Peer 6 Peer 8 Peer 11 Peer 7 Peer 5 Peer 3 Peer 1 1.33% 2.61% Peer 17 Peer 7 Peer 16 Peer 12 Peer 14 Peer 13 Peer 15 Peer 6 Peer 10 Peer 11 Peer 4 Peer 3 Peer 5 Peer 8 Peer 1 Peer 2 1.52% 2.40% Peer 16 Peer 17 Peer 13 Peer 14 Peer 6 Peer 12 Peer 10 Peer 11 Peer 15 Peer 8 Peer 7 Peer 5 Peer 3 Peer 4 Peer 1 Peer 2 (Three Months ended March 31) Valuation – Peer Comparison *Peer group includes banks of comparable size and complexity as disclosed in the most recent proxy statement. Source: Each institution’s respective public filings 24 2025 2026 2026 10.20 31.25 Peer 2 Peer 15 Peer 11 Peer 8 Peer 10 Peer 4 Peer 16 Peer 14 Peer 6 Peer 12 Peer 13 Peer 17 Peer 1 Peer 3 Peer 5 Peer 7 2025 2025 2026 Annualized Return on Assets (“ROA”) Stock Price to Annualized Earnings per Share (“EPS”) Stock Price to Tangible Book Value (“TBV”) per Share HTB HTB HTB HTB HTB HTB 10.77 16.48 Peer 15 Peer 2 Peer 12 Peer 10 Peer 11 Peer 4 Peer 6 Peer 17 Peer 8 Peer 7 Peer 13 Peer 14 Peer 5 Peer 1 Peer 16 Peer 3

Quarterly Highlights 3/31/20256/30/20259/30/202512/31/20253/31/20266/30/2026Net Income Per Share $ 0.84$ 1.01$ 0.96$ 0.94$ 1.00$ 0.95Basic $ 0.84$ 1.00$ 0.95$ 0.93$ 0.99$ 0.94Diluted See Appendix – Non-GAAP Reconciliation 3/31/20256/30/20259/30/202512/31/20253/31/20266/30/2026Performance Ratios 1.33%1.58%1.48%1.44%1.55%1.46 %Return on assets (ROA) 10.52%11.97%11.10%10.63%11.35%10.44 %Return on equity (ROE) 6.20%6.22%6.21%6.02%5.99%5.95 %Yield on earning assets 2.73%2.61%2.63%2.53%2.36%2.24 %Rate paid on interest-bearing liabilities 4.18%4.32%4.31%4.20%4.31%4.41 %Net interest margin 60.29%58.59%57.28%58.80%60.62%61.04 %Efficiency ratio - adjusted 3/31/20256/30/20259/30/202512/31/20253/31/20266/30/2026Asset Quality Ratios 0.61%0.67%0.72%0.98%1.07%1.23 %Nonperforming assets to total assets 0.74%0.81%0.89%1.22%1.32%1.40 %Nonperforming loans to total loans 0.85%1.07%1.23%1.46%1.65%1.59 %Classified assets to total assets 165.96%147.98%132.26%94.75%86.88%78.63 %ACL to nonperforming loans 1.23%1.20%1.18%1.16%1.14%1.10 %ACL to total loans 0.14%0.21%0.29%0.33%0.19%0.19 %Net charge-offs to average loans 25

Quarterly Highlights Consistent Top-Quartile Net Interest Margin 4.10% 4.03% 4.09% 4.18% 4.32% 4.31% 4.20% 4.31% 4.41% 4.05% 3.98% 3.95% 4.14% 4.16% 4.24% 4.11% 4.19% 4.32% 3.50% 3.75% 4.00% 4.25% 4.50% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 NIM Reported NIM Core* 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Federal Funds Rate * Core net interest margin excludes accretion income and other loan fees. 26

Appendix – Non-GAAP Reconciliation In addition to results presented in accordance with generally accepted accounting principles utilized in the United States (“GAAP”), this document contains certain non- GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income, EPS, ROA, and return on average tangible common equity (ROATCE) as adjusted to exclude transactions which management does not consider to be reflective of “core” financial results. Management has presented the non-GAAP financial measures in this document as it believes including these items provides useful and comparative information to assess trends in our core operations while facilitating the comparison of the quality and composition of our earnings over time and in comparison to our competitors. However, these non- GAAP financial measures are supplemental, are not audited and are not a substitute for operating results or any analysis determined in accordance with GAAP. Where applicable, we have also presented comparable earnings information using GAAP financial measures. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies. 6 Months Ended (Dollars in thousands) 6/30/2026 12/31/2025 12/31/2024 12/31/2023 12/31/2022 Noninterest expense 66,954$ 125,176$ 125,497$ 123,655$ 105,423$ Less: contract renew al consulting fee - - (2,965) - - Less: merger-related expense - - - (4,741) (724) Less: of f icer transition agreement expense - - - - (1,795) Less: loss on redemption of junior subordinated debt securities (1,079) - - - - Noninterest expense - adjusted 65,875$ 125,176$ 122,532$ 118,914$ 102,904$ Net interest income 89,599$ 176,738$ 169,504$ 169,999$ 127,964$ Plus: tax-equivalent adjustment 892 1,737 1,460 1,244 1,189 Plus: noninterest income 19,278 36,331 33,449 32,073 34,515 Less: net death benefit proceeds from BOLI policies - (92) (1,143) (2,646) - Less: gain on sale of debt securities available for sale - - - - (1,895) Less: gain on sale of equity securities - - - - (721) Less: gain on sale of branches - (1,448) - - - Less: (gain) loss on sale of premises and equipment (1,478) (93) 9 (734) (1,115) Net interest income plus noninterest income - adjusted 108,291$ 213,173$ 203,279$ 199,936$ 159,937$ Eff iciency ratio 61.50% 58.75% 61.84% 61.19% 64.88% Efficiency ratio - adjusted 60.83% 58.72% 60.28% 59.48% 64.34% 12 Months Ended (Dollars in thousands) 6/30/2026 12/31/2025 12/31/2024 12/31/2023 12/31/2022 Total stockholder's equity 600,600$ 600,690$ 551,758$ 499,893$ 410,155$ Less: goodw ill, core deposit intangibles, net of taxes (37,323) (37,844) (39,189) (41,086) (25,663) Tangible book value 563,277$ 562,846$ 512,569$ 458,807$ 384,492$ Common shares outstanding 16,727,821 17,286,289 17,527,709 17,387,069 15,673,595 Book value per share 35.90$ 34.75$ 31.48$ 28.75$ 26.17$ Tangible book value per share 33.67$ 32.56$ 29.24$ 26.39$ 24.53$ HomeTrust Bancshares, Inc. share price 49.89$ 42.94$ 33.68$ 26.92$ 24.17$ Price to tangible book value 148.2% 131.9% 115.2% 102.0% 98.5% As of Set forth is a reconciliation to GAAP of our efficiency ratio: Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value: 27

Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value: (Dollars in thousands) 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Total stockholder's equity 600,600$ 592,407$ 600,690$ 595,833$ 579,274$ Less: goodw ill, core deposit intangibles, net of taxes (37,323) (37,556) (37,844) (38,160) (38,477) Tangible book value 563,277$ 554,851$ 562,846$ 557,673$ 540,797$ Shares repurchased, including excise tax 7,184 23,077 10,279 - 2,989 Tangible book value - adjusted 570,461$ 577,928$ 573,125$ 557,673$ 543,786$ Common shares outstanding 16,727,821 16,803,185 17,286,289 17,520,425 17,492,143 Shares repurchased 153,606 533,240 241,201 - 78,412 Common shares outstanding - adjusted 16,881,427 17,336,425 17,527,490 17,520,425 17,570,555 Book value per share 35.90$ 35.26$ 34.75$ 34.01$ 33.12$ Tangible book value per share 33.67$ 33.02$ 32.56$ 31.83$ 30.92$ Non-GAAP adjustment 0.12 0.32 0.14 - 0.03 Tangible book value per share - adjusted 33.79$ 33.34$ 32.70$ 31.83$ 30.95$ HomeTrust Bancshares, Inc. share price 49.89$ 42.65$ 42.94$ 40.94$ 37.41$ Price to tangible book value 148.2% 129.2% 131.9% 128.6% 121.0% As of (Dollars in thousands) 3/31/2025 12/31/2024 9/30/2024 6/30/2024 Total stockholder's equity 565,449$ 551,758$ 540,004$ 523,628$ Less: goodw ill, core deposit intangibles, net of taxes (38,793) (39,189) (39,626) (40,063) Tangible book value 526,656$ 512,569$ 500,378$ 483,565$ Shares repurchased, including excise tax 503 - - 674 Tangible book value - adjusted 527,159$ 512,569$ 500,378$ 484,239$ Common shares outstanding 17,552,626 17,527,709 17,514,922 17,437,326 Shares repurchased 14,800 - - 23,483 Common shares outstanding - adjusted 17,567,426 17,527,709 17,514,922 17,460,809 Book value per share 32.21$ 31.48$ 30.83$ 30.03$ Tangible book value per share 30.00$ 29.24$ 28.57$ 27.73$ Non-GAAP adjustment 0.01 - - - Tangible book value per share - adjusted 30.01$ 29.24$ 28.57$ 27.73$ HomeTrust Bancshares, Inc. share price 34.28$ 33.68$ 34.08$ 30.03$ Price to tangible book value 114.3% 115.2% 119.3% 108.3% As of (Continued) 28 Appendix – Non-GAAP Reconciliation

6 Months Ended (Dollars in thousands) 6/30/2026 12/31/2025 12/31/2024 12/31/2023 12/31/2022 Contract renew al consulting fee -$ -$ 2,965$ -$ -$ Merger-related expense - - - 4,741 724 Provision for credit losses established for merger - - - 5,270 - Net death benefit proceeds from BOLI policies - (92) (1,143) (2,646) - Tax impact of BOLI restructuring - - - 288 - Gain on sale of equity securities - - - - (721) Gain on sale of branches - (1,448) - - - (Gain) loss on sale of premises and equipment (1,478) (93) 9 (734) (1,115) Loss on redemption of junior subordinated debt securities 1,079 - - - - Officer transition agreement expense - - - - 1,795 Gain on sale of debt securities available for sale - - - - (1,895) Total adjustments (399) (1,633) 1,831 6,919 (1,212) Less: tax effect 92 384 (430) (1,558) 285 Total adjustments, net of tax (307) (1,249) 1,401 5,361 (927) Net income (GAAP) 32,402 64,364 54,805 50,044 36,905 Adjusted net income (non-GAAP) 32,095$ 63,115$ 56,206$ 55,405$ 35,978$ Average shares outstanding - basic 16,446,295 16,987,894 16,914,741 16,604,881 15,149,241 Average shares outstanding - diluted 16,569,902 17,106,783 16,977,330 16,622,371 15,319,601 Basic EPS (GAAP) 1.95$ 3.75$ 3.21$ 2.99$ 2.42$ Non-GAAP adjustment (0.02) (0.07) 0.08 0.32 (0.06) Adjusted basic EPS (non-GAAP) 1.93$ 3.68$ 3.29$ 3.31$ 2.36$ Diluted EPS (GAAP) 1.93$ 3.72$ 3.20$ 2.99$ 2.39$ Non-GAAP adjustment (0.02) (0.07) 0.08 0.32 (0.06) Adjusted diluted EPS (non-GAAP) 1.91$ 3.65$ 3.28$ 3.31$ 2.33$ Average assets 4,340,890$ 4,415,331$ 4,439,661$ 4,285,115$ 3,551,791$ Average equity 600,020$ 582,181$ 528,288$ 471,107$ 398,055$ ROA (GAAP) 1.51% 1.46% 1.23% 1.17% 1.04% Non-GAAP adjustment -0.01% -0.03% 0.03% 0.13% -0.03% Adjusted ROA (non-GAAP) 1.50% 1.43% 1.26% 1.30% 1.01% ROE (GAAP) 10.89% 11.06% 10.37% 10.62% 9.27% Non-GAAP adjustment -0.10% -0.21% 0.27% 1.14% -0.23% Adjusted ROE (non-GAAP) 10.79% 10.85% 10.64% 11.76% 9.04% Average equity 600,020$ 582,181$ 528,288$ 471,107$ 398,055$ Less: goodw ill, core deposit intangible, net of taxes (37,323) (37,844) (39,189) (41,086) (25,663) Average tangible book value 562,697$ 544,337$ 489,099$ 430,021$ 372,392$ Adjusted ROATCE 11.41% 11.59% 11.49% 12.88% 9.66% 12 Months Ended Set forth is a reconciliation to GAAP of adjusted net income, EPS, ROA and ROATCE: In relation to the two- class method, net income used in the calculations of basic and diluted EPS have adjustments, which are included in Company documents previously filed with the SEC. (Continued) 29 Appendix – Non-GAAP Reconciliation

(Dollars in thousands) 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Noninterest expense 33,979$ 32,975$ 31,694$ 31,266$ 31,255$ 30,961$ Less: loss on redemption of junior subordinated debt securities (1,079) - - - - - Noninterest expense - adjusted 32,900$ 32,975$ 31,694$ 31,266$ 31,255$ 30,961$ Net interest income 45,294$ 44,305$ 44,213$ 45,389$ 44,229$ 42,907$ Plus: tax-equivalent adjustment 458 435 448 440 431 418 Plus: noninterest income 9,247 10,031 9,396 8,751 10,157 8,027 Less: gain on death benefit proceeds from BOLI policies - - (92) - - - Less: gain on sale of branches - - - - (1,448) - Less: (gain) loss on sale of premises and equipment (1,101) (377) (65) - (28) - Net interest income plus noninterest income - adjusted 53,898$ 54,394$ 53,900$ 54,580$ 53,341$ 51,352$ Eff iciency ratio 62.30% 60.69% 59.12% 57.75% 57.47% 60.79% Efficiency ratio - adjusted 61.04% 60.62% 58.80% 57.28% 58.59% 60.29% 3 Months ended Set forth is a reconciliation to GAAP of our quarterly return on assets: (Dollars in thousands) 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Contract renew al consulting fee -$ -$ -$ -$ -$ -$ Gain on death benefit proceeds from BOLI policies - - (92) - - - Gain on sale of branches - - - - (1,448) - (Gain) on sale of premises and equipment (1,101) (377) (65) - (28) - Loss on redemption of junior subordinated debt securities 1,079 - - - - - Total adjustments (22)$ (377)$ (157)$ -$ (1,476)$ -$ Less: tax effect 5 87 37 - 347 - Total adjustments, net of tax (17) (290) (120) - (1,129) - Net income (GAAP) 15,630 16,772 16,124 16,491 17,210 14,539 Adjusted net income (non-GAAP) 15,613$ 16,482$ 16,004$ 16,491$ 16,081$ 14,539$ Average assets 4,297,757$ 4,384,501$ 4,435,963$ 4,431,153$ 4,366,891$ 4,427,045$ Average equity 600,715$ 599,317$ 601,668$ 589,632$ 576,574$ 560,312$ ROA (GAAP) 1.46% 1.55% 1.44% 1.48% 1.58% 1.33% Non-GAAP adjustment 0.00% -0.03% -0.01% 0.00% -0.10% 0.00% Adjusted ROA (non-GAAP) 1.46% 1.52% 1.43% 1.48% 1.48% 1.33% ROE (GAAP) 10.44% 11.35% 10.63% 11.10% 11.97% 10.52% Non-GAAP adjustment -0.01% -0.19% -0.08% 0.00% -0.78% 0.00% Adjusted ROE (non-GAAP) 10.43% 11.16% 10.55% 11.10% 11.19% 10.52% 3 Months ended Set forth is a reconciliation to GAAP of our quarterly efficiency ratio: (Continued) 30 Appendix – Non-GAAP Reconciliation

33 Culture Fundamentals 31 1. DO THE RIGHT THING, ALWAYS 2. LOOK AHEAD AND ANTICIPATE 3. BE POSITIVE 4. THINK TEAM 5. LISTEN GENEROUSLY 6. SPEAK STRAIGHT 7. EMBRACE DIVERSE PERSPECTIVES 8. FIND A WAY 9. PRACTICE BLAMELESS PROBLEM-SOLVING 10. BE OBJECTIVE 11. PAY ATTENTION TO THE DETAILS 12. INVEST IN RELATIONSHIPS 13. DEBATE, THEN ALIGN 14. GO THE EXTRA MILE 15. TAKE INTELLIGENT RISKS 16. PRACTICE KINDNESS 17. THINK AND ACT LIKE AN OWNER 18. GET CLEAR ON EXPECTATIONS 19. HONOR COMMITMENTS 20. SHOW MEANINGFUL APPRECIATION 21. ASSUME POSITIVE INTENT 22. “BRING IT” EVERY DAY 23. BE RELENTLESS ABOUT IMPROVEMENT 24. BE A FANATIC ABOUT RESPONSE TIME 25. WORK ON YOURSELF 26. COLLABORATE 27. MAKE QUALITY PERSONAL 28. BE READY FOR WHAT’S NEXT 29. DELIVER AN EFFORTLESS EXPERIENCE 30. CREATE A GREAT IMPRESSION 31. OWN YOUR WORK-LIFE BALANCE 32. FOCUSED EXECUTION 33. KEEP THINGS FUN “How we engage our customers, how we treat each other, and how we manage the Bank.”

Hunter Westbrook President and Chief Executive Officer hunter.westbrook@htb.com Tony VunCannon EVP / Chief Financial Officer Corporate Secretary / Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com 32